UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

_____________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report:
(Date of earliest event reported)

November 4, 2009
__________________________

KODIAK ENERGY, INC.
(Exact name of registrant as specified in charter)

DELAWARE
(State or other Jurisdiction of Incorporation or Organization)

333-38558	#405 - 505 8th Avenue S.W. Calgary, AB T2P 1G2 Canada	65-0967706
(Commission File Number)	(Address of Principal Executive Offices and zip code)	(IRS Employer Identification No.)

(403) 262-8044
(Registrant’s telephone number, including area code)

N/A
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  This information may involve known and unknown risks, uncertainties and other factors which may cause the Company’s actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements.  Forward-looking statements, which involve assumptions and describe the Company’s future plans, strategies and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative of these words or other variations on these words or comparable terminology.  These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections included in these forward-looking statements will come to pass.  The Company’s actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors.  Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On November 4, 2009, the Company announced that it has filed with the TSX Venture Exchange (“TSX-V”) in Canada a voluntary request to delist its shares from trading on the TSX-V. The TSX-V’s policies allow for a period of ten days before delisting to facilitate settlement of trades and to allow shareholders to sell to willing purchasers. The TSX-V will issue an Exchange Bulletin ten days prior to the voluntary delisting. This voluntary delisting is not pursuant to any order or communication from the TSX-V.

Kodiak's common shares are currently quoted for trading on the OTC Bulletin Board (OTCBB) in the United States under the symbol KDKN and it will continue to maintain this quotation status and Canadian shareholders will be able to continue to trade through their brokers on that market.

The Corporation’s board of directors approved the voluntary delisting from the TSX Venture Exchange after weighing the required expenses and multi-jurisdictional filings to maintain a dual listing of the company's securities against the perceived shareholder benefit accrued from trading on different platforms.  Since the Corporation’s TSX-V listing effective December 24, 2007 to market close on October 30, 2009, liquidity analysis revealed an average daily trading volume of 270,413 shares on the OTCBB and 14,022 on the TSX-V for the period.  A TSX-V listing and maintenance requires an annual fee plus additional costs for transactions relating to financings, agreements and forms review, processing fees, etc.  In comparison, there are no fees for issuers quoted on the OTCBB.  The Corporation does not expect the anticipated voluntary delisting from the TSX-V will have any impact on the day-to-day operations of the company.

Item 9.01  Financial Statements and Exhibits.

(a)	Financial statements of business acquired.
Not applicable

(b)	Pro forma financial information.
Not applicable

(c)	Exhibits.
99.1 Press Release dated November 4, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

KODIAK ENERGY, INC.
(Registrant)

Date: November 6, 2009	By:	/s/ William S. Tighe William S. Tighe Chief Executive Officer & President